INCOME TAXES (DETAILS 3) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Deferred tax liability:
Property, plant and equipment	$ 72	$ 182
Deferred tax asset:
Tax loss carryforwards	(818)	(769)
Valuation allowance	805	767
Total net deferred tax asset	(13)	(2)
Net deferred tax liability	$ 59	$ 180